PROSPECTUS

September 30, 2004

INTERNATIONAL Series
Gartmore China Opportunities Fund

Gartmore Funds	www.gartmorefunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Table of Contents
Fund Summary
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

Management
Investment Adviser
Subadviser
Performance Fees
Portfolio Management Team
Past Performance of the Portfolio Management Team

Buying, Selling and Exchanging Fund Shares
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares
Excessive Trading

Distributions and Taxes
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

Additional Information	Back Cover

Fund Summary - Gartmore China Opportunities Fund

Share Class	Ticker
A	GOPAX
B	GOPBX
C	GOPCX
R	GOPRX
Institutional Service Class	GOPSX
Institutional Class	GOPIX

Objective and Principal Strategies

The Fund seeks long-term capital appreciation. This objective can be changed without shareholder approval.

Gartmore Mutual Fund Capital Trust ("GMF"), the Fund’s investment adviser, has chosen Gartmore Global Partners ("GGP") as the subadviser to manage the Fund’s portfolio on a day-to-day-basis. Together, they will be referenced in this prospectus as Gartmore. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in securities of companies located in China or Hong Kong. A company will generally be considered to be located in China or Hong Kong if (as determined by Gartmore):

•	the company is organized under the laws of, or maintains a principal office in, China or Hong Kong;
•	the principal trading market for the security is in China or Hong Kong; or
•	the company (although it may be located anywhere in the world) derives at least 50% of its revenues or earnings from goods or services sold or produced in China or Hong Kong or at least 50% of its assets are located in China or Hong Kong. Gartmore currently believes that these companies will be primarily located in Taiwan, Singapore and the U.S.

Investments

The Fund will invest primarily in common stocks, initial public offerings ("IPOs"), as available, and depositary receipts. The Fund may also invest in equity-linked notes. For purposes of the Fund’s 80% policy described above, equity linked notes are classified according to their underlying or referenced security or securities. The Fund may invest in securities of companies of any size, including small to mid capitalization companies, without limit.

The Fund may from time to time, but is not required to, use derivatives, such as forward currency exchange contracts, options and futures, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy to protect the Fund against potential depreciation of the region’s currencies versus the U.S. dollar.

Pending investment of cash balances, or if Gartmore believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

Sidebar

Temporary Investments

Cash or money market cash equivalents the Fund may invest in on a temporary basis, include:
•	short-term U.S. Government securities;
•	certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly; and
•	shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the Investment Company Act of 1940, as amended.

Callout- Definitions
Derivative- a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock.
Equity-linked note - a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. It is typically issued by a financial institution or special purpose entity.
Initial Public Offering (IPO)- a company’s first offering of stock to the public.
Depositary Receipts- typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by either a foreign corporation or a U.S. corporation.
Market Capitalization- a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the common stock of the company multiplied by the current share price.

Investment Philosophy

The heart of GGP’s investment philosophy lies in the discovery of the unexpected; the ability of a company’s earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP avoids those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market’s consensus. The heart of GGP’s investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

Just as importantly, Gartmore avoids those where future earnings are likely to disappoint.

Gartmore will typically sell a security if the security no longer offers the potential for unexpected earnings growth. Gartmore specifically monitors:

•    earnings revisions and surprises
•    stock price performance
•    any information indicating a change in the industry or franchise assessment of a company

In making decisions on whether to buy or sell a security, Gartmore is not limited by the turnover rate of the Fund’s portfolio and may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences for shareholders.

The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

Principal Risks

The following risks may be associated with the investments and techniques used in managing the Fund.

Callout
"You" and "your" refer to potential investors and current shareholders of the Fund.

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by Gartmore’s ability to assess economic conditions and investment opportunities.

In addition, the Fund’s investment techniques and strategies may present substantially higher risks and greater volatility than most other mutual funds because of the special risks associated with China and Hong Kong. As with any mutual fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

STOCK MARKET RISK
The market value of a stock may go up or down, sometimes rapidly and unpredictably, causing short or extended periods of growth or decline in stock prices. These fluctuations may cause a security to be worth less than it was at the time of purchase by the Fund. Stock market risk applies to individual stocks, a particular sector or the entire stock market. Changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally are among the factors that may cause stock market price fluctuations, as well as changes in world economies and/or fluctuations in other stock markets around the world.

FOREIGN RISK
Investments in foreign securities involve special risks in addition to those involved with investing in U.S. securities, including the following:

Geographic Risk of Investing in China and Hong Kong
Since the Fund focuses on China and Hong Kong and the Chinese economy is dependent on the economies of other Asian countries, the Fund’s investments may be more volatile and less liquid than those of more geographically diversified funds; the Fund’s investments may be significantly affected by currency fluctuations, currency devaluations and increasing competition from Asia’s other low-cost emerging economies. While China has recently begun to institute legal and economic reform policies, it has yet to develop comprehensive securities, corporate, or commercial laws, and its market remains relatively new and undeveloped. Furthermore, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. Changes in government policy, political unrest or China’s trading status could significantly affect the markets in China and Hong Kong. Investments in companies in China and Hong Kong expose the Fund to the risks of expropriation, confiscatory taxation, nationalization of assets, foreign ownership limitations, restrictions on removal of currency or other assets, and exchange control regulations (including currency blockage). China has experienced recent significant economic growth, that has, in part, caused substantial appreciation in the value of, and demand for, securities issued by Chinese companies. However, it unlikely that this rate of growth and/or appreciation can be sustained and there may even be a leveling off or decrease in the value of such securities.

Emerging Markets Risk
The countries in which the Fund invests are considered emerging markets. Emerging markets, such as China, generally have less diverse and less mature economic structures and less stable political systems than those of developed countries, making investments in emerging markets generally riskier than domestic investments and other kinds of foreign investments. Securities in emerging markets could have the following characteristics:

•	Often subject to rapid and large changes in price

•	Higher transaction costs, including higher brokerage commissions

•	Potentially delayed settlement

•	Fewer investors in such markets and a smaller number of securities traded each day resulting in possible difficulty in buying and selling securities

•	Changes in value due to exchange rate fluctuations

As a result of these conditions, the securities held by the Fund may be less liquid, harder to value and more sensitive to China’s economic situation than securities of established U.S. companies.

Government Supervision

There may be less stringent government supervision and oversight of foreign markets and brokers than in the U.S. Foreign companies may have less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing, financial reporting and legal standards. As a result, it may be more difficult to determine a company’s financial condition. Among other challenges the Fund may also have greater difficulty:

•    Voting proxies
•    Exercising shareholder rights
•    Pursuing legal remedies

Currency

A significant portion of the Fund’s investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country’s government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Market Trends

Different types of stocks, such as growth or value, tend to shift into and out of favor with stock market investors depending on worldwide market and economic conditions. Since the Fund focuses on growth-style stocks and all market capitalizations, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or have a broader investment style.

Risks of Investing in Small Cap Companies
As a general rule, while investments in stock of small capitalization ("small cap") companies offer the potential for greater returns, they are more risky and can be more volatile than investments in the stock of larger, more established companies. Small cap stocks may be subject to:

•	Limited Product Line - Small cap companies tend to rely on more limited product lines and business activities, which makes them more susceptible to setbacks or downturns;

•	Illiquidity - The stocks of small cap companies may be traded less frequently than that of larger companies;

•	Limited Resources - Small cap companies have more limited financial resources and are more reliant on key personnel; and

•	Lack of track records.

RISKS OF INVESTING IN MID CAP COMPANIES

In general, mid-cap stocks may incur higher volatility and be less liquid than the stock of large companies.

Portfolio Turnover

Gartmore may actively and frequently trade the Fund’s portfolio of securities to achieve the Fund’s goals, thus increasing the portfolio turnover rate. This may result in more volatility of the Fund and additional tax consequences to shareholders as a result of owning the Fund. Frequent trading will also increase the Fund’s costs, which would ultimately affect the Fund’s performance over time.

Derivatives Risk

The Fund may invest in derivative instruments, such as options, futures, options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward currency exchange contracts, that could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value especially in declining markets, and there is the risk that when using a derivative for hedging purposes, changes in the value of a derivative held by the Fund may not correlate perfectly or at all with the value of the Fund’s investments that Gartmore is seeking to hedge.

Derivatives also involve the following risks:

Leverage-
The risk associated with certain types of derivatives is that relatively small market movements in the underlying securities or assets may result in large changes in the value of the derivative. Certain derivative investments that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit-
There is the risk that the counterparty (the party with which the Fund has contracted) on a derivatives transaction will fail to fulfill its financial obligation to the Fund.

EQUITY-LINKED NOTES

Equity-linked notes are generally subject to the risks associated with the underlying foreign equity securities or basket of foreign securities (the "linked security") and, because their return is tied to the linked security, may return a lower amount at maturity because of a decline in value of the linked security. The price of an equity-linked note is also derived from the value of the linked security(ies). Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. The types of risk involved in the purchase of an equity-linked note by the Fund include:

•	the risks involved in the purchase of the linked security, including the risk that fluctuation in the relevant exchange rate will negatively affect the value of the note (and therefore the Fund’s net asset value); and

•	the risks associated with the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.

Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of any equity-linked note defaulted under the terms of the note.

Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the linked securities.

IPO Risk

The Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile and may have high transaction costs. Companies engaged in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund’s assets increase, IPOs may have a diminished effect on the Fund’s performance. The Fund may lose all or a portion of its investment in an IPO.

Depositary Receipts

The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "depositary receipts"). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

Depositary receipts which represent ownership in underlying securities issued by foreign companies carry additional risks associated with investing in foreign securities, such as changes in currency exchange rates, lack of public information about the foreign company and political, social and economic instability in the company’s country. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as issuer-sponsored depositary receipts.

Performance

No performance information is provided because the Fund had not begun operations as of the date of this prospectus.

Fund Summary - Gartmore China Opportunities Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select:

Shareholder Fees[1] (paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price	5.75%[2]	None	None	None	None	None
Maximum Sales Charge (Load) imposed upon redemptions (as a percentage of original purchase price or sale proceeds, as applicable	None[3]	5.00%[4]	1.00%[5]	None	None	None
Redemption/Exchange Fee (as percentage of amount redeemed or exchanged)[6]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (deducted form Fund assets)	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Management Fees[7]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.40%[8]	None	None
Other Expenses[9]	0.66%	0.60%	0.60%	0.80%	0.75%	0.60%
Total Annual Fund Operating Expenses	2.16%	2.85%	2.85%%	2.45%	2.00%	1.85%
Amount of Fee Waiver/Expense Reimbursements[10]	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses (After Waivers/Reimbursements)	1.96%	2.65%	2.65%	2.25%	1.80%	1.65%

[1]	If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

[2]	As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-End Sales Charges-Class A Shares" on page __.

[3]	A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" on page __, and "Buying, Selling and Exchanging Fund Shares-Buying Shares--Class A Purchases Not Subject to a Sales Charge" on page __.

[4]	A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

[5]	A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page __.

[6]	A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied in other circumstances. See "Buying, Selling and Exchanging Fund Shares-Excessive Trading" on page __.

[7]	This represents a base fee and can increase or decrease depending on the performance of the Fund. See page __ for additional details.

[8]	"Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

[9]	As a new fund, these are estimates for the current fiscal year ending October 31, 2004. These estimates do not take into account the expense limitation agreement between the Trust, on behalf of the Fund, and GMF.

[10]	GMF and the Trust have entered into a written agreement limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expense, Rule 12b-1 fees and administrative services fees) to 1.65% for Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class shares at least through June 30, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 2.15% for Class A, 2.40% for Class R and 1.90% for Institutional Service Class shares of the Fund before GMF would be required to further limit the Fund’s expenses. The Trust is authorized to reimburse GMF for management fees paid previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees, waived or limited, and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Definitions
Management Fee- the cost to the investor of having the Fund’s investments professionally managed.
Rule 12b-1 Fee- a fee paid from Fund assets to cover the cost of sales, promotions and other Fund distribution activities, as well as certain shareholder servicing costs.
Other Expenses - all expenses not otherwise disclosed in the "Fee and Expenses" table that are deducted from the Fund's assets or charged to all shareholder accounts.
Contingent Deferred Sales Charge (CDSC)- the fee paid by an investor when redeeming certain shares of the Fund within a certain time period.
Fee Waivers- represent portions of the management fee and other expenses that are reimbursed to a fund or waived by GMF when certain of the Fund's operating expenses exceeds the expense cap of that Fund.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A Shares*	$763	$1,194
Class B Shares	$768	$1,164
Class C Shares	$368	$864
Class R Shares	$228	$744
Institutional Service Class Shares	$183	$608
Institutional Class Shares	$168	$562

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 year	3 years
Class B Shares	$268	$864
Class C Shares	$268	$864

*	Assumes a CDSC will not apply.

**	Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

Management

Investment Adviser

Gartmore Mutual Fund Capital Trust ("GMF"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. GMF is also authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time.

GMF was organized in 1999 and since September 1, 1999, has provided investment advisory services to both the Trust and Gartmore Variable Insurance Trust. As of June 30, 2004, GMF and its U.S. affiliates had approximately 39 billion in assets under management, of which approximately 22 billion is managed by GMF.

The Fund pays GMF a base management fee, which is based on the Fund’s average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund’s average daily net assets and not taking into account any applicable waivers, is listed below. The base management fee shown for the Fund may be adjusted based upon its performance relative to its benchmark, the Morgan Stanley Capital International, Inc. (MSCI) Zhong Hua Index.1 The MSCI Zhong Hua Index is a blend of the MSCI China Free and MSCI Hong Kong indices. The performance fee is discussed further below.

Base Management Fee
1.25% on assets up to $500 million
1.20% on assets of $500 million and over but less than $2 billion
1.15% on assets of $2 billion and ove
r

Subadviser

Subject to the supervision of GMF and the Board of Trustees, Gartmore Global Partners ("GGP"), 1200 River Road, Suite 1000, Conshohocken, PA 19428 the Fund’s subadviser, manages the Fund’s assets in accordance with the Fund’s investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for the securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company’s asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates (located in the U.S., U.K. and Japan) have over $74 billion in net assets under management as of June 30, 2004, of which almost $1.2 billion is managed by GGP.

Out of its management fee, GMF pays GGP a subadvisory fee based on the Fund’s average daily net assets. The annual subadvisory fee payable by GMF to GGP, expressed as a percentage of the fund’s average daily net assets is listed below. The subadvisory fee is a base fee that may be adjusted based upon its performance relative to its benchmark, the MSCI Zhong Hua Index. The performance fee is discussed further below.

Base Subadvisory Fee
.625% on assets up to $500 million
.600% on assets of $500 million
and over but less than $2 billion .575% on assets of $2 billion and over

Performance Fees

The Fund pays GMF a base management fee, and GMF pays GGP a base subadvisory fee, each of which may be adjusted at various increments upward or downward depending on the Fund’s performance relative to its benchmark the MSCI Zhong Hua Index.

After a full year of operations, the base advisory and subadvisory fees, as set forth above, will be adjusted each quarter, beginning at the end of the first quarter following the first full year of the Fund’s operations, depending upon the Fund’s investment performance for the 12 month period preceding the end of that quarter relative to the investment performance of the Fund’s benchmark. The base fees are either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark (using the performance of the Fund’s Class A shares to measure), by more or less than a maximum of 500 basis points over the preceding rolling 12 month period as follows:

+/ 100 bps under/outperformance	2 bps
+/ 200 bps under/outperformance	4 bps
+/ 300 bps under/outperformance	6 bps
+/ 400 bps under/outperformance	8 bps
+/ 500 bps or more under/outperformance	10 bps

The fee adjustments described above will be phased in over the first full quarter following the first full year of the Fund’s operations so that the first performance fee payment or penalty, if any, will be made at the end of the fifteenth month after the Fund’s commencement of operations. Thereafter, performance adjustments will be made quarterly.

The SAI contains more detailed information about any possible performance based adjustments. The following shows the maximum and minimum advisory and subadvisory fees:

Net Assets	Minimum Fee Advisory/Subadvisory	Base Fee Advisory/Subadvisory	MaximumFee Advisory/Subadvisory
up to $500 million	1.15% / .525%	1.25% / .625%	1.35% / .725%
$500 million - $2 billion	1.10% / .500%	1.20% / .600%	1.30% / .700%
$2 billion +	1.05% / .475%	1.15% / .575%	1.25% / .675%

Portfolio Management Team

Philip Ehrmann leads the portfolio management team responsible for the day-to-day management of the Fund. Mr. Ehrmann joined Gartmore in 1995 as Head of the Emerging Markets Equity Team. He was appointed Head of the Pacific and Emerging Markets team in May 2000. Prior to joining Gartmore, Mr. Ehrmann was director of Emerging Markets at Invesco.

Past Performance of the Portfolio Management Team

An affiliate of GGP, the Fund’s subadviser, has been managing since 1983 an identically-named fund - the Gartmore China Opportunities Fund - as an open-end investment company registered in England and Wales(the "U.K. Fund"). Since December 29, 2000, the U.K. Fund has had investment objectives and strategies that are substantially similar, but not identical, to those of the Fund, and beginning December 31, 2002, the U.K. Fund has been managed by the same portfolio manager as the Fund.

The following chart shows the average annual total returns of the UK Fund for the period during which the U.K. Fund had substantially similar objectives and strategies and those of the Fund’s benchmark, the Morgan Stanley Capital International, Inc. Zhong Hua Index.

Also included for comparison are performance figures for the Morgan Stanley Capital International, Inc. Zhong Hua Index, an unmanaged index that measures the performance of equity securities of companies in China and Hong Kong. The securities found in the index are similar, but not identical, to those in the Fund’s portfolio, as well as those found in the U.K. Fund. This index began December 31, 1992. Prior to December 31, 1992, the Fund’s Index was the Hang Seng.

Gartmore China Opportunities Fund (U.K.) - Retail Class

	Average Annual Total Return	Morgan Stanley Capital International, Inc. Zhong Hua Index	Hang Seng Index
1 year ending June 30, 2004	58.00%	37.22%	N/A
Dec. 29, 2000 to June 30, 2004*	11.53%	-0.53%	N/A
10 years ending June 30, 2004	6.01%	3.05%	6.56%
20 years ending June 30, 2004	15.75%	N/A	17.90%
Since inception**	13.32%	N/A	15.85%

*	Period when the U.K. Fund had substantially similar investment objectives and strategies.

**	Inception April 29, 1983.

The historical investment performance of the U.K. Fund reflects the deduction of an annual fee of 1.50%, which includes the advisory fee and other fees applicable to the U.K. Fund. These fees are lower than the estimated total annual operating expenses of the Fund. If the Fund’s expenses were charged, the performance would have been lower. Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. This performance was achieved during a recent period of significant economic growth in China, that has, in part, caused substantial appreciation in the value of, and demand for, securities issued by Chinese companies. However, it is unlikely that this rate of growth can be sustained.

This information is for comparison purposes only. THE UK FUND IS SEPARATE AND DISTINCT FROM THE FUND. ITS PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

Callout
The performance of the U.K. Fund may not be comparable to the performance of the Fund because of the following differences:

- brokerage commissions and dealer spreads
- expenses (including management fees)
- the size of the investment in a particular security in relation to the portfolio size
- the timing of purchases and sales (including the affect of market conditions at that time)
- the timing of cash flows into the portfolio
- the availability of cash for new investments.

The performance may also not be comparable to the performance of the Fund because, unlike the Fund, the U.K. Fund is not a registered mutual fund under the Investment Company Act of 1940 and, consequently, may not be required to do the following:

- meet the same diversification requirements as mutual funds
- follow the same tax restrictions and investment limitations as mutual funds.

Buying, Selling and Exchanging Fund Shares

Choosing a Share Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

•	Class A shares

Contingent Deferred Sales Charge (CDSC):1

•	Class B shares if you sell your shares within six years of purchase
•	Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Fund’s distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

When choosing a share class, consider the following:

	Class A Shares	Class B Shares	Class C Shares
Sales Charges	Front-end sales charge means that a portion of your initial investment goes toward the sales charge, and is not invested	No front-end sales charge, so your full investment immediately goes toward buying shares	No front-end sales charge, so your full investment immediately goes toward buying shares
Fee waivers	Reductions and waivers of the sales charge are available	No reductions of the CDSC available, but waivers are available	Like Class B shares, no reductions of the CDSC are available, but waivers are available
Distribution and Expenses	Lower expenses than Class B and Class C shares mean higher dividends per share	Higher distribution and service fees than Class A shares mean higher fund expenses and lower dividends per share	Higher distribution and service fees than Class A shares mean higher fund expenses and lower dividends per share
Conversion Features	Conversion features are not applicable	After seven years, Class B shares convert into Class A shares, which reduces your future fund expenses	Unlike Class B shares, Class C shares do not automatically convert into another class
Contingent deferred sales charges	No sales charge when shares are sold back to a Fund[1]	CDSC if shares are sold within six years: 5% in the first year, 4% in the second, 3% in the third and fourth years, 2% in the fifth, and 1% in the sixth year	CDSC of 1% is applicable if shares are sold in the first year after purchase
Investment Limits	No maximum investment limit	Investments of $100,000 or more may be rejected	Investments of $1,000,000 or more may be rejected[2]

[1]	A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

[2]	This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

How to Choose a Class for an Institutional Account

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

Who can buy Class R shares

Class R shares are available for purchase by:

•	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or one-person Keogh plans, individual 403(b) plans, or through 529 Plan accounts.

Who can buy Institutional Service Class shares

The Institutional Service Class shares are available for purchase only by the following:

•	retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
•	retirement plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
•	a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
•	registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
•	life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to Section 401(a) of the Code.

Who can buy Institutional Class shares

The Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by the Distributor or other affiliates of the Trust
•	retirement plans if no third party administrator for the plan receives compensation from the Fund
•	institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts
•	a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
•	registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services
•	high net-worth individuals who invest directly with the Fund and who do not utilize a broker, investment adviser or other financial intermediary

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Class or Institutional Service Class shares of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

Buying Shares

Minimum Investments-Class A, B & C Shares
To open an account	$2,000
To open and IRA account	$1,000
Additional investments	$100
To start an Automatic Asset Accumulation Plan	$1,000
Additional Automatic Asset Accumulation Plan per transaction	$50

Minimum Investments-Institutional Service Class shares
To open an account	$50,000
Additional investments	None

Minimum Investments-Institutional Class shares
To open an account	$1,000,000
Additional investments	None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

Purchase price. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents' Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is not open.

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund’s administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

The Fund will value its foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time the Fund’s NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund’s NAV is calculated, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

In-kind purchases The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

Front-end Sales Charges

Class A shares

The charts below show the applicable Class A shares front-end sales charges, which decrease as the amount of your investment increases.

Class A Shares	Sales Charge as % of		Dealer Commission as % of Offering Price
Amount of purchase	Offering Price	Amount Invested (approximately)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75	4.99	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None*

* Dealer may be eligible for a finder’s fee as described below.

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform customer service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

Class A Purchases Not Subject to a Sales Charge

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by the Trust and Gartmore Mutual Funds II, Inc. (including the Fund and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

If you are eligible to purchase Institutional Service Class or Institutional Class shares, purchasing that class of shares will be preferable to purchasing Class A shares.

Reduction of Class A Sales Charges

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

•	An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.
•	Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.
•	Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
•	No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
•	Letter of Intent Discount. If you state in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

Waiver of Class A sales charge

The Class A sales charges will be waived for the following purchasers:

o	Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
o	Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.
o	Any person who pays for the shares with the proceeds of the Sales of Class D shares of a Gartmore Fund if the new Gartmore Fund purchased does not have Class D shares and Class A shares are purchased instead. To qualify for this specific sales charge waiver, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
o	Retirement plans
o	Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
o	Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
o	Any investment advisory clients of GMF, GSACT and their affiliates.
o	Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).
o	Any endowment or non-profit organization.
o	Any life insurance company separate account registered as a unit investment trust.
o	Any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees.
o	Any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

Additional information regarding investors eligible for sales charge waivers may be found in the SAI.

Conversion of Class B shares

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

How to place your purchase order

Your order must be received by the Fund's agent in Columbus, Ohio or an authorized intermediary prior to the calculation of the Fund's NAV to receive that NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of the Fund should contact Customer Service at 1-800-848-0920 for more information.

Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

By mail. Complete and mail the application with a check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

By bank wire. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 5 a.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

By telephone. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

On-line. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund's prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this prospectus.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

Selling Shares

Call out box: Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of the Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund's ability to make such a redemption-in-kind, see the SAI.

Restrictions on sales

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

Medallion Signature Guarantee-Class A, Class B and Class C shares

A medallion signature guarantee is required under the following circumstances if:

•	your account address has changed within the last 10 business days
•	the redemption check is made payable to anyone other than the registered shareholder
•	the proceeds are sent to a bank account not previously designated or changed within the past 10 business days
•	the proceeds are mailed to any address other than the address of record
•	the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

Class B shares

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

Sale within	1 year	2 years	3 years	4 years	5 years	6 years	7 years or more
Sales charge	5%	4%	3%	3%	2%	1%	0%

Class A shares

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of Purchase	$1 million to $3,999,999	$4 million to $24,999,999	$25 million or more
Amount of CDSC	1.00%	0.50%	0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

Class C shares

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

Waivers of CDSCs

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70-1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

How to place your sale order

Call out box:
Capital gains taxes
If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page __

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares." Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

By telephone. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

By bank wire. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed, which generally means two business days after you submit your order to sell. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

By Automated Clearing House (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been processed by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

By mail or fax. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will generally be processed on the business day following the day the Fund receives your signed letter or fax. The Fund reserves the right to require the original document if you fax your letter.

On-line. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

Accounts with low balances - Class A, Class B And Class C Shares

If the value of your Class A, Class B or Class C shares of the Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

Distribution Plan

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

Distribution and service fees

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund pays amounts not exceeding an annual amount of:

Class	As a % of daily net assets
Class A shares	0.25% (distribution or service fee)
Class B shares	1.00% (0.25% service fee)
Class C shares	1.00% (0.25% service fee)
Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

Exchanging Shares

Call out box:
Capital gains taxes
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, you may have capital gains, which are subject to federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page __.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund within the Gartmore Funds.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

How to place your exchange order

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page __ or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

Excessive Trading

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. The Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. The Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

•	Exchanges may be limited to 12 exchanges out of the Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and
•	Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

Each Gartmore Fund may also restrict purchases or exchanges that the Gartmore Funds or its agents believe, in their sole discretion, constitute excessive trading.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be rejected by the Fund at any time in its sole discretion.

Notwithstanding these efforts, the Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to the Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

Redemption Fees

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

Exchange Fees

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:

Fund	Exchange Fee	Minimum Holding Period (days)
Gartmore China Opportunities Fund	2.00%	90
Gartmore Emerging Markets Fund	2.00%	90
Gartmore Focus Fund	2.00%	30
Gartmore Global Financial Services Fund	2.00%	90
Gartmore Global Health Sciences Fund	2.00%	90
Gartmore Global Natural Resources Fund	2.00%	90
Gartmore Global Technology and Communications Fund	2.00%	90
Gartmore Global Utilities Fund	2.00%	90
Gartmore International Growth Fund	2.00%	90
Gartmore U.S. Growth Leaders Long-Short Fund	2.00%	90
Gartmore Nationwide Leaders Fund	2.00%	30
Gartmore Growth Fund	2.00%	30
Gartmore Nationwide Fund	2.00%	30
Gartmore U.S. Growth Leaders Fund	2.00%	30
Gartmore Worldwide Leaders Fund	2.00%	90
Gartmore Small Cap Growth	2.00%	90
Gartmore Micro Cap Equity Fund	2.00%	90
Gartmore Mid Cap Growth Fund	2.00%	90
Gartmore Mid Cap Growth Leaders Fund	2.00%	90
Gartmore Large Cap Value Fund	2.00%	30
Gartmore Small Cap Fund	2.00%	90
Gartmore Value Opportunities Fund	2.00%	90
Gartmore Convertible Fund	2.00%	5
Gartmore High Yield Bond Fund	2.00%	5
Gartmore Bond Fund	2.00%	5
Gartmore Tax-Free Fund	2.00%	5
Gartmore Government Bond Fund	2.00%	5
Gartmore S&P 500 Index Fund	2.00%	5
Gartmore Mid Cap Market Index Fund	2.00%	5
Gartmore Small Cap Index Fund	2.00%	5
Gartmore Bond Index Fund	2.00%	5
Gartmore International Index Fund	2.00%	5

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Fund with an exchange fee, a new period begins at the time of the exchange.

Exceptions to the Redemption/Exchange Fee. Only certain intermediaries have agreed to collect the Fund's redemption or exchange fee from their customer's accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

•	Certain broker wrap fee and other fee-based programs;
•	Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and
•	Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

•	Shares sold or exchanged under regularly scheduled withdrawal plans - Shares purchased through reinvested dividends or capital gains
•	Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.
•	Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 years and other required distributions from retirement accounts
•	Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction
•	Shares sold or exchanged by any "Fund of Funds" that is affiliated with the Fund

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

Additional shareholder services

Shareholders are entitled to a wide variety of services by contacting:

Gartmore Funds 1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

Distributions of Income Dividends

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met.

For corporate shareholders, generally none or only a small percentage of each year's distributions will be eligible for the corporate dividend-received deduction. Qualifying dividends generally are limited to dividends of domestic corporations.

Distributions of Capital Gains

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"Buying a Dividend"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

Reinvesting Distributions

Call out box: Changing your distribution option If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

Backup Withholding

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

Selling and Exchanging Fund Shares

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

Other Tax Information

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Fund:

•	Statement of Additional Information (incorporated by reference into this Prospectus)
•	Annual Report (when available)
•	Semi-Annual Report (when available)

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

For additional information contact:

By Regular Mail:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

By Overnight Mail:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour access:
Visit the Gartmore Funds' website at www.gartmorefunds.com.

By Phone:
1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday.

Information from the Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

By mail:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov

The Trust's Investment Company Act File No.: 811-08495

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205